UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 9, 1998
                                                          -------------


                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                             1-13339             91-1826443
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)        File No.)           Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                            97202
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (503) 232-8844
                                 --------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

     The audited financial statements of Quality Food Centers, Inc. ("QFC") for the three previous fiscal years, and the accountants' report related thereto, set forth in QFC's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as amended by Forms 10-K/A, and the unaudited financial statements for the 36 week period ended September 6, 1997 set forth in QFC's Quarterly Report on Form 10-Q for the quarter ended September 6, 1997, as amended by Forms 10-Q/A, are filed as an exhibit to this Report and are incorporated herein by reference.

     The audited financial statements of Food 4 Less Holdings, Inc. ("Food 4 Less") for the three previous fiscal years, and the accountants' report related thereto, set forth in Food 4 Less' Annual Report on Form 10-K for the year ended February 2, 1997, as amended by Form 10-K/A, and the unaudited financial statements for the period ended October 12, 1997 set forth in Food 4 Less' Quarterly Report on Form 10-Q for the quarter ended October 12, 1997 are filed as an exhibit to this Report and are incorporated herein by reference.

     Financial statements of Fred Meyer, Inc. (the "Company") reflecting the acquisition of QFC on a pooling-of-interests basis, and the accountants' report related thereto, are attached hereto as Exhibit 99.5 and are incorporated herein by reference.


     (b) Pro forma financial information.

     The information set forth under the caption "The FM/QFC Merger and FM/Food 4 Less Merger Unaudited Pro Forma Condensed Combined Financial Statements" in the Joint Proxy and Consent Solicitation Statement/Prospectus contained in the Company's Registration Statement on Form S-4 (Registration No. 333-44871) (the "Joint Proxy Statement"), which is filed as Exhibit 99.1 to this Report, is incorporated herein by reference.


     (c) Exhibits.

          2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and QFC. Incorporated by reference from Appendix A to the Joint Proxy Statement.*

          2.2 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Food 4 Less. Incorporated by reference from Appendix B to the Joint Proxy Statement.*

          23.1  Consent of Deloitte & Touche LLP (Seattle office).*

          23.2  Consent of Arthur Andersen LLP.*

          23.3  Consent of Deloitte & Touche LLP (Portland office).*

          23.4  Consent of Deloitte & Touche LLP (Portland office).

          27 Restated Financial Data Schedule for fiscal years 1997, 1996 and 1995.*

          99.1 Joint Proxy Statement. Incorporated by reference from the Company's Registration Statement on Form S-4 (No. 333-44871).*

          99.2 Financial Statements of QFC. Incorporated by reference from QFC's Annual Report on Form 10-K, as amended by Forms 10-K/A filed March 31, 1997, May 16, 1997 and July 23, 1997, for the fiscal year ended December 28, 1996, and from QFC's Quarterly Report on Form 10-Q, as amended by Form 10-Q/A filed October 28, 1997, for the quarter ended September 6, 1997.*

          99.3 Financial Statements of Food 4 Less. Incorporated by reference from Food 4 Less' Annual Report on Form 10-K, as amended by Form 10- K/A filed December 8, 1997, for the fiscal year ended February 2, 1997, and from Food 4 Less' Quarterly Report on Form 10-Q for the quarter ended October 12, 1997.*

          99.4 Supplemental Financial Statements of the Company reflecting the acquisition of QFC on a pooling-of-interests basis.*

          99.5 Financial Statements of the Company reflecting the acquisition of QFC on a pooling-of-interests basis.

-------------------
* Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: November 5, 1998

                                    FRED MEYER, INC.



                                    By:  KENNETH THRASHER
                                         ---------------------------------------
                                         Kenneth Thrasher
                                         Executive Vice President

                                  EXHIBIT INDEX
Exhibit                                                               Sequential
No.       Description                                                   Page No.
-------   -----------                                                 ----------


2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and QFC. Incorporated by reference from Appendix A to the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Company's Registration Statement on Form S-4 (No. 333-44871).*

2.2 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Food 4 Less. Incorporated by reference from Appendix B to the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Company's Registration Statement on Form S-4 (No. 333-44871).*

23.1      Consent of Deloitte & Touche LLP (Seattle office).*

23.2      Consent of Arthur Andersen LLP.*

23.3      Consent of Deloitte & Touche LLP (Portland office).*

23.4      Consent of Deloitte & Touche LLP (Portland office).

27 Restated Financial Data Schedule for fiscal years 1997, 1996 and 1995.*

99.1 Joint Proxy Statement. Incorporated by reference from the Company's Registration Statement on Form S-4 (No. 333-
          44871).*

99.2 Financial Statements of QFC. Incorporated by reference from QFC's Annual Report on Form 10-K, as amended by Forms 10-K/A filed March 31, 1997, May 16, 1997 and July 23, 1997, for the fiscal year ended December 28, 1996, and from QFC's Quarterly Report on Form 10-Q, as amended by Form 10-Q/A filed October 28, 1997, for the quarter ended September 6, 1997.*

99.3 Financial Statements of Food 4 Less. Incorporated by reference from Food 4 Less' Annual Report on Form 10-K, as amended by Form 10-K/A filed December 8, 1997, for the fiscal year ended February 2, 1997, and from Food 4 Less' Quarterly Report on Form 10-Q for the quarter ended October 12, 1997.*

                                  EXHIBIT INDEX
Exhibit                                                               Sequential
No.       Description                                                   Page No.
-------   -----------                                                 ----------

99.4 Supplemental Financial Statements of the Company reflecting the acquisition of QFC on a pooling-of-interests basis.

99.5 Financial Statements of the Company reflecting the acquisition of QFC on a pooling-of-interests basis.

-------------------
* Previously filed.